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                         MISSION RESOURCES CORPORATION
                                                                    Exhibit 99.2

                                Certification of
                             Chief Financial Officer
                        of Mission Resources Corporation

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. (S) 1350, and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the period ended March 31, 2003 of Mission Resources Corporation (the "Issuer").

I, Richard W. Piacenti, the Chief Financial Officer of the Issuer, certify that:

           (i) the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 and

           (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

           Dated: May 14, 2003              /s/ RICHARD PIACENTI
                                            --------------------

Subscribed and sworn to before me
this 14 day of May 2003

/S/ CARMEN M. GARCIA
----------------------------
Notary Public in and for the
State of Texas

My commission expires: May 15, 2006

     A signed original of this written statement required by Section 906 has been provided to Mission Resources Corporation and will be retained by Mission Resources Corporation and furnished to the Securities and Exchange Commission or its staff upon request.